UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2019

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-4448	36-0781620
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224) 948-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
Chicago Stock Exchange
0.4% Global Notes due 2024	BAX 24	New York Stock Exchange
1.3% Global Notes due 2025	BAX 25	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On October 31, 2019, Baxter International Inc. (“Baxter” or the “Company”) entered into Amendment No. 2 to its existing $1.5 billion, five-year revolving credit agreement, dated as of July 1, 2015, as amended, with JPMorgan Chase Bank, National Association, as Administrative Agent, and the various lenders thereto (the “USD Credit Agreement”). The amendment provides an extension of the required delivery date for the Company’s quarterly financial statements (with respect to the fiscal quarter ended September 30, 2019) to December 31, 2019. The lenders under the USD Credit Agreement also provided a waiver (through December 31, 2019) of any unmatured event of default or event of default in the USD Credit Agreement that may directly arise out of, or directly relate to, certain matters disclosed in the Company’s Form 8-K’s filed on October 24, 2019.

Additionally, on the same date, the Company entered into Amendment No. 1 to its guaranty (the “Guaranty”) of the Baxter Healthcare SA’s and Baxter World Trade SPRL’s existing €200 million, five-year revolving credit agreement, dated as of July 1, 2015, as amended, with J.P. Morgan Europe Limited, as Administrative Agent, and the various lenders thereto (the “Euro Credit Agreement”). The amendment to the Guaranty provides the same extension of the required delivery date for the Company’s quarterly financial statements (with respect to the fiscal quarter ended September 30, 2019) to December 31, 2019. The lenders under the Euro Credit Agreement also provided a waiver (through December 31, 2019) of any unmatured event of default or event of default in the Euro Credit Agreement or the Guaranty that may directly arise out of, or directly relate to, certain matters disclosed in the Company’s Form 8-K’s filed on October 24, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2019

BAXTER INTERNATIONAL INC.

/s/ Ellen K. McIntosh
By:	Ellen K. McIntosh
Senior Vice President, Associate General Counsel and Corporate Secretary